FOR IMMEDIATE RELEASE

Contact: Joselyn Fine, Investor Relations Analyst (617) 796-8253 www.rmrfunds.com

RMR Real Estate Income Fund Announces the Results

of its Rights Offering

Newton, MA (September 20, 2017):  RMR Real Estate Income Fund (NYSE American: RIF) (the “Fund”) today announced the results of its transferable rights offering (the “Offer”). The Offer commenced on August 21, 2017 and expired on September 19, 2017 (the “Expiration Date”). The Offer entitled rights holders to subscribe for up to an aggregate of 2,550,502 of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”). The subscription price was $17.74 per Common Share and was determined based upon a formula equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE American on the Expiration Date and each of the four (4) immediately preceding trading days. The Offer was over-subscribed. Common Shares will be issued promptly after completion and receipt of all shareholder payments and the pro-rata allocation of Common Shares in respect of the over-subscription privilege.

Proceeds of the Offer are expected to be approximately $45.2 million. The Fund will receive the entire proceeds of the Offer since RMR Advisors LLC, the Fund’s investment adviser, has agreed to pay the dealer manager fee and all other expenses related to the Offer. The Fund intends to invest the proceeds of the Offer in accordance with its investment objective and policies.

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THIS DOCUMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS DOCUMENT IS NOT AN OFFERING, WHICH CAN ONLY BE MADE BY A PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. SUCH INFORMATION, INCLUDING OTHER INFORMATION ABOUT THE FUND, CAN BE FOUND ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

About RMR Real Estate Income Fund

RIF is a closed-end management investment company advised by RMR Advisors LLC. RMR Advisors LLC is an affiliate of The RMR Group Inc.(Nasdaq: RMR), an alternative asset management company that is headquartered in Newton, MA.

For information about the Fund, please contact your financial adviser.

Website: http://www.rmrfunds.com

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